NINTH AMENDMENT

TO

FINANCING AGREEMENT

THIS NINTH AMENDMENT TO FINANCING AGREEMENT (this “Amendment”), dated as of December 30, 2011 (the “Effective Date”), by and among ENVIRONMENTAL QUALITY MANAGEMENT, INC., an Ohio corporation (“EQMI”), EQ ENGINEERS, LLC, an Indiana limited liability company (“EQE” and together with EQMI, each a “Borrower” and collectively, “Borrowers”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Bank”), is as follows:

Preliminary Statements

A.           Borrowers and Bank are parties to a Financing Agreement dated as of October 31, 2006, as amended by the First Amendment to Financing Agreement dated as of October 1, 2007, the Second Amendment to Financing Agreement dated as of September 12, 2008, the Third Amendment to Financing Agreement dated as of February 10, 2009, the Fourth Amendment to Financing Agreement dated as of December 29, 2010, the Fifth Amendment to Financing Agreement dated as of February 4, 2011, the Sixth Amendment to Financing Agreement dated as of March 15, 2011, the Seventh Amendment to Financing Agreement dated as of October 28, 2011, and the Eighth Amendment to Financing Agreement dated as of November 4, 2011 (as amended, the “Financing Agreement”). Capitalized terms which are used, but not defined, in this Amendment will have the meanings given to them in the Financing Agreement.

B.           Borrowers have requested that Bank: (i) consent to the Ninth Amendment Beacon Transaction (as defined in Section 2 below) and (ii) make certain other changes to the Financing Agreement and certain of the other Loan Documents, all as more specifically set forth herein.

C.           Bank is willing to consent to such requests and so amend the Financing Agreement and other Loan Documents, all as contemplated by the terms, and subject to the conditions, of this Amendment.

Statement of Amendment

In consideration of the covenants, agreements, and conditions set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Borrowers hereby agree as follows:

1.          Amendments to Financing Agreement. Subject to the satisfaction of the conditions of this Amendment, the Financing Agreement is hereby amended as follows:

1.1           Section 1.1 of the Financing Agreement is hereby amended by the addition of the following new definitions, in their proper alphabetical order, to provide in their respective entireties as follows:

“Commercial Receivables” means Receivables of Borrowers other than Government Receivables.

“Ninth Amendment” means the Ninth Amendment to Financing Agreement, dated to be effective as of the Ninth Amendment Effective Date, by and between Borrowers and Lender with respect to this Agreement.

“Ninth Amendment Beacon Noteholder Subordinated Debt” means the Subordinated Debt (as defined in the Ninth Amendment Beacon Noteholder Subordination Agreement).

“Ninth Amendment Beacon Noteholder Subordinated Debt Default” means any of the following (or any combination of the following): (a) the occurrence and continuance of a Subordinated Debt Default (as defined in the Ninth Amendment Beacon Noteholder Subordination Agreement) or (b) any acceleration of any of the Ninth Amendment Beacon Noteholder Subordinated Debt.

“Ninth Amendment Beacon Noteholder Subordinated Debt Documents” means the Subordinated Debt Documents (as defined in the Ninth Amendment Beacon Noteholder Subordination Agreement).

“Ninth Amendment Beacon Noteholder Subordinated Notes” means each of, and collectively, the Subordinated Debt Notes (as defined in the Ninth Amendment Beacon Noteholder Subordination Agreement), which includes, for sake of clarity and without limitation, the Subordinated Greber Exchange Note.

“Ninth Amendment Beacon Noteholder Subordination Agreement” means the Subordination Agreement dated as of the Ninth Amendment Effective Date among the Ninth Amendment Beacon Subordinated Noteholders and Bank.

“Ninth Amendment Beacon Subordinated Noteholders” means each of, and collectively: (i) Argentum Capital Partners II, L.P., on behalf of itself and as Subordinated Lender Agent (as defined in the Ninth Amendment Beacon Noteholder Subordination Agreement), (ii) Walter H. Barandiaran, (iii) Jack S. Greber, (iv) Roderick F. Galvin, (v) James E. Wendle, (vi) Joseph P. Hoffman, (vii) Micah Goldberg, (viii) Daniel Raynor, and (ix) as applicable, their respective heirs, beneficiaries, successors, and assigns.

“Ninth Amendment Effective Date” means the Effective Date (as defined in the Ninth Amendment).

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“Specified Reserve Amount” means as of the Ninth Amendment Effective Date, a Reserve Amount of $1,000,000, which Reserve Amount may be increased or decreased from time to time at the discretion of Bank, and which Reserve Amount shall be in addition to all other Reserve Amounts in existence as of the Ninth Amendment Effective Date and all other Reserve Amounts that may be established after the Ninth Amendment Effective Date.

“Subordinated Greber Exchange Note” means the $150,000 Subordinated Note issued by Parent to Jack S. Greber as of the Ninth Amendment Effective Date as a partial substitute for and in exchange of a $400,000 promissory note dated February 1, 2011 from BEC to Jack S. Greber.

1.2           The following definition in Section 1.1 of the Financing Agreement is hereby amended in its entirety by substituting the following in its place:

“Loan Documents” means this Agreement, the Joinder Agreement, the Revolving Loan Note, the Security Agreements, the Letter of Credit Documents, each Insurance Agreement and Life Insurance Assignment (as defined in Section 5.2), the Cross-Guaranties, the Parent Guaranty, the Parent Pledge Agreement, the Beacon Texas Guaranty (if any), the Beacon Texas Deed of Trust (if any), the Beacon Texas Security Agreement (if any), the Kemner Subordination Agreement, the Fox Subordination Agreement, the Beacon Aguero Subordination Agreement, the Beacon Noteholder Subordination Agreement, the Additional Beacon Noteholder Subordination Agreement, the Ninth Amendment Beacon Noteholder Subordination Agreement, the documents, instruments and agreements executed in connection with the Federal Assignment of Claims Act and any state Assignment of Claims Law, and all other agreements, instruments and documents relating to the Loans, including mortgages, deeds of trust, security agreements, subordination agreements, intercreditor agreements, pledges, powers of attorney, consents, collateral assignments, locked box and cash management agreements, letter agreements, contracts, notices, leases, financing statements and letters of credit and applications therefor and all other writings, all of which must be in form and substance satisfactory to Bank, which have been, are as of the date of this Agreement, or will in the future be signed by, or on behalf of, any one or more Borrowers and delivered to Bank.

1.3           The definition of “Change of Control” in Section 1.1 of the Financing Agreement is hereby amended in part by deleting clause (iii) in its entirety and substituting the following in its place:

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(iii)        James E. Wendle or an Approved Successor ceases, for any reason, to serve as president and chief operating officer of EQMI actively involved in EQMI’s management for more than 30 days. For purposes of the foregoing, an “Approved Successor” is the president and chief operating officer of EQMI elected by the directors of EQMI after James E. Wendle or any Approved Successor ceases to serve as president and chief operating officer of EQMI and who is reasonably acceptable to Bank;

1.4           Subpart (ii) of the definition of “Eligible Receivables” in Section 1.1 of the Financing Agreement is hereby amended by the addition of a new clause (r), in its proper alphabetical order, such new clause (r) to provide it its entirety as follows:

(r)          Receivables which are Commercial Receivables, to the extent, as of any date, that the total amount of such Commercial Receivables exceeds 35% of the face amount (less maximum discounts, credits and allowances which may be taken by, or granted to, any account debtor) of the then outstanding Eligible Receivables of Borrower.

1.5           The definition of “Eligible Unbilled Revenue” in Section 1.1 of the Financing Agreement is hereby amended in part by deleting clause (i)(d) in its entirety and substituting the following in its place:

(d)          Unbilled Revenue with respect to which not more than 45 days have elapsed since the date on which such Unbilled Revenue first arose.

1.6           The first sentence of Section 8.3 of the Financing Agreement is, beginning on January 10, 2012 and continuing thereafter, hereby amended in its entirety by substituting the following in its place:

Not less frequently than weekly and monthly, Borrowers shall deliver to the Lender: (i) a borrowing base certificate in the form, as applicable, of Exhibit C (a “Borrowing Base Certificate”) by no later than the Tuesday of the following week, and no later than the 20th day of each month (which is based on values as of the immediately preceding week, or as applicable, preceding month) and (ii) reports of Borrowers’ sales, credits to sales or credit memoranda applicable to sales, collections and non-cash charges (from whatever source, including sales and noncash journals or other credits to Receivables) for the applicable period, and acceptable supporting documentation thereto (including a report indicating the Dollar value of Borrowers’ Eligible Receivables (including a separate listing of Permitted Joint Venture Receivables) and Eligible Unbilled Revenue, and all other information deemed necessary by Bank to determine levels of that which is and is not Eligible Receivables and Eligible Unbilled Revenue).

1.7           Section 10.24 of the Financing Agreement is hereby amended in its entirety by substituting the following in its place:

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10.24 Sale of Assets. Borrowers will not sell, lease or otherwise dispose of or transfer, whether by sale, merger, consolidation, liquidation, dissolution, or otherwise (including by a sale-leaseback transaction), any of their assets, including the Loan Collateral except: (i) the sale of Inventory in the ordinary course of any Borrower’s business; however, a sale in the ordinary course of any Borrower’s business will not include a transfer in total or partial satisfaction of Indebtedness, (ii) the sale of any item of Equipment (except the Equipment described in (iii) below) for cash in an arm’s-length transaction having a fair market value of less than $25,000 provided that in any 12 month period the total amount of Equipment (excluding the Dump Trucks (defined below)) sold by Borrowers may not exceed an aggregate fair market value equal to $50,000, and (iii) the sale of the Dump Trucks for cash in an arm’s-length transaction. All of the proceeds from any disposition of any Equipment will be delivered to Bank to be applied by Bank to the permanent repayment of the Obligations in any order that Bank may elect in its discretion exercised in good faith; provided, however, that proceeds from the disposition of any Dump Truck when so applied by Bank shall not cause a permanent repayment of the Obligations but shall be used to reduce the amount of the Revolving Loans. As used herein, “Dump Trucks” shall mean the Equipment which includes those dump trucks purchased by Borrowers for an approximate aggregate amount $300,000 and used for performance of their September 28, 2009 contract with the United States Environmental Protection Agency for removal of lead contaminated soils in Madison County, Missouri.

1.8           Section 10.34 of the Financing Agreement is hereby amended in its entirety by substituting the following in its place:

10.34.         Minimum Availability. Borrowers will not permit the Revolving Loan Availability to be less than $1,000,000 as of any time; provided, however that this covenant shall not be tested at any time that the Specified Reserve Amount is greater than zero dollars.

1.9           Section 12.1(i)(s) of the Financing Agreement is hereby amended in its entirety by substituting the following in its place:

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(s)          (i) There occurs an EQE Acquisition Debt Default which has not been waived in writing by the applicable EQE Seller; (ii) there occurs a Fox Subordinated Debt Default which has not been waived in writing by the Fox Seller; (iii) there occurs a Kemner Subordinated Debt Default which has not been waived in writing by the Kemner Seller; (iv) the Fox Seller defaults under the Fox Subordination Agreement or the Fox Seller denies his obligations under the Fox Subordination Agreement; (v) any Kemner Seller defaults under the Kemner Subordination Agreement or any Kemner Seller denies its obligations under the Kemner Subordination Agreement; (vi) either of the Fox Subordination Agreement or the Kemner Subordination Agreement is terminated or ceases, for any reason, to be in full force and effect (other than as agreed in writing by Bank or in accordance with its express terms); (vii) there occurs a Beacon Aguero Subordinated Debt Default which has not been waived in writing by Mr. Aguero; (viii) Mr. Aguero defaults under the Beacon Aguero Subordination Agreement or Mr. Aguero denies his obligations under the Beacon Aguero Subordination Agreement; (ix) there occurs a Beacon Noteholder Subordinated Debt Default which has not been waived in writing by the Beacon Subordinated Noteholders; (x) any Beacon Subordinated Noteholder defaults under the Beacon Noteholder Subordination Agreement or any Beacon Subordinated Noteholder denies his, her, or its obligations under the Beacon Noteholder Subordination Agreement; (xi) there occurs an Additional Beacon Noteholder Subordinated Debt Default which has not been waived in writing by the Additional Beacon Subordinated Noteholders; (xii) any Additional Beacon Subordinated Noteholder defaults under the Additional Beacon Noteholder Subordination Agreement or any Additional Beacon Subordinated Noteholder denies his, her or its obligations under the Additional Beacon Noteholder Subordination Agreement; (xiii) there occurs an Ninth Amendment Beacon Noteholder Subordinated Debt Default which has not been waived in writing by the Ninth Amendment Beacon Subordinated Noteholders; (xiv) any Ninth Amendment Beacon Subordinated Noteholder defaults under the Ninth Amendment Beacon Noteholder Subordination Agreement or any Ninth Amendment Beacon Subordinated Noteholder denies his, or its obligations under the Ninth Amendment Beacon Noteholder Subordination Agreement; or (xv) any of the Beacon Aguero Subordination Agreement, the Beacon Noteholder Subordination Agreement, the Additional Beacon Noteholder Subordination Agreement, or the Ninth Amendment Beacon Noteholder Subordination Agreement is terminated or ceases, for any reason, to be in full force and effect (other than as agreed in writing by Bank or in accordance with its express terms); or

1.10         Schedule 9.18 to the Financing Agreement is hereby amended in its entirety by substituting the document attached hereto as Schedule 9.18 in its place.

1.11         Exhibit C to the Financing Agreement is hereby amended in its entirety by substituting the document attached hereto as Exhibit C in its place.

2.          Consents by Bank. Borrowers have requested that Bank consent to the Ninth Amendment Beacon Noteholder Subordinated Debt (as defined in Section 1.1 of this Amendment), in an aggregate amount of up to $2,008,879.00 (the “Ninth Amendment Beacon Transaction”), as required under the Financing Agreement and the other Loan Documents. Subject to the terms, and on the conditions, of this Amendment, Bank hereby consents to the Ninth Amendment Beacon Transaction. The consent provided in this Section 2, either alone or together with other consents which Bank may give from time to time, shall not, by course of dealing, implication or otherwise, obligate Bank to consent to any other incurrence of Indebtedness otherwise prohibited by the Financing Agreement or the other Loan Documents, in any case past, present or future, other than that specifically consented to by this Amendment, or reduce, restrict or in any way affect the discretion of Bank in considering any future consent requested by Borrowers.

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3.          Conditions, Other Documents; Covenant.

3.1           As a condition precedent to the effectiveness of this Amendment and the consent delineated in Section 2 of this Amendment, with the signing of this Amendment, Borrowers will deliver, or cause to be delivered, to Bank, all in form and substance satisfactory to Bank: (i) the Ninth Amendment Beacon Noteholder Subordination Agreement, duly executed by the Ninth Amendment Beacon Subordinated Noteholders; (ii) copies of each Convertible Note Purchase Agreement dated as of the Effective Date signed by each Ninth Amendment Beacon Subordinated Noteholders, (iii) copies, certified by the Secretary of each Borrower, of resolutions of the Board of Directors or managers, as applicable, of such Borrower, authorizing the execution of this Amendment and the other Ninth Amendment Documents (as defined below) to which such Borrower is a party; (iv) the Reaffirmation of Guaranty and Security set forth after the signatures below, duly executed by Parent; (v) a copy, certified by the Secretary of Parent, of resolutions of the Board of Directors of Parent, authorizing the execution of the Reaffirmation of Guaranty and Security referenced in the immediately preceding clause; (vi) the Reaffirmation of Subordination set forth after the signatures below, duly executed by Argentum; (vii) the Reaffirmation of Subordination set forth after the signatures below, duly executed by Argentum, as agent on behalf of the Beacon Subordinated Noteholders; (viii) the Reaffirmation of Subordination set forth after the signatures below, duly executed by Argentum, as agent on behalf of the Additional Beacon Subordinated Noteholders; and (ix) such other documents, instruments, and agreements deemed necessary by Bank to effect the amendments to Borrowers’ credit facilities with Bank contemplated by this Amendment.

3.2           Within fifteen (15) days after the signing of this Amendment, Borrowers covenant and agree to deliver, or cause to be delivered, to Bank, all in form and substance satisfactory to Bank: (i) copies of the executed Ninth Amendment Beacon Noteholder Subordinated Notes; and (ii) copies of the Eighth Amendment Beacon Noteholder Subordinated Notes marked “cancelled”.

4.          Representations. To induce Bank to accept this Amendment, Borrowers hereby represent and warrant to Bank as follows:

4.1           Each Borrower has full power and authority to enter into, and to perform its obligations under, as applicable, this Amendment and the other Loan Documents executed, amended, or amended and restated in connection herewith (collectively, the “Ninth Amendment Documents”) and the execution and delivery of, and the performance of its obligations under and arising out of, each applicable Ninth Amendment Document has been duly authorized by all necessary corporate or limited liability company action, as applicable.

4.2           Each Ninth Amendment Document, as applicable, constitutes the legal, valid and binding obligations of such Borrower enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally.

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4.3           Each of Borrowers’ representations and warranties contained in the Loan Documents are complete and correct in all material respects as of the date of this Amendment with the same effect as though these representations and warranties had been made again on and as of the date of this Amendment (except where such representations and warranties speak solely as of an earlier date), subject to those changes as are not prohibited by, or do not constitute Events of Default under, the Financing Agreement.

4.4           No Event of Default has occurred and is continuing under the Financing Agreement other than pursuant to Section 10.28 of the Financing Agreement as a result of Borrowers’ violation of the Fixed Charge Coverage Ratio (as defined in Exhibit F to the Financing Agreement) for the Fiscal Quarters ended June 30, 2011 and September 30, 2011. Borrowers acknowledge Lender’s continued reservation of rights as provided in the letters from Lender to Borrowers and Parent dated August 8, 2011 and November 2, 2011 (collectively, the “Reservation of Rights Letters”) with respect to the Existing Defaults (as defined in the respective Reservation of Rights Letters).

5.          Costs and Expenses. As a condition of this Amendment, Borrowers will promptly on demand pay or reimburse Bank for the costs and expenses incurred by Bank in connection with this Amendment, including, without limitation, Attorneys’ Fees.

6.          Release. Each Borrower hereby releases Bank from any and all liabilities, damages and claims arising from or in any way related to the Obligations or the Loan Documents, other than such liabilities, damages and claims which arise after the execution of this Amendment. The foregoing release does not release or discharge, or operate to waive performance by, Bank of its express agreements and obligations stated in the Loan Documents on and after the date of this Amendment.

7.          Default. Any default by Borrowers in the performance of Borrowers’ obligations under this Amendment shall constitute an Event of Default under the Financing Agreement.

8.          Continuing Effect of the Financing Agreement; Security. Except as expressly amended hereby, all of the provisions of the Financing Agreement are ratified and confirmed and remain in full force and effect. Borrowers and Bank hereby expressly intend that this Amendment shall not in any manner: (a) constitute the refinancing, refunding, payment or extinguishment of the Obligations evidenced by the existing Loan Documents; (b) be deemed to evidence a novation of the outstanding balance of the Obligations; or (c) replace, impair, or extinguish the creation, attachment, perfection or priority of the Liens on the Loan Collateral granted pursuant to the Loan Documents. Each Borrower ratifies and reaffirms any and all grants of Liens to Bank on the Loan Collateral as security for the Obligations, and each Borrower acknowledges and confirms that the grants of the Liens to Bank on the Loan Collateral: (i) represent continuing Liens on all of the Loan Collateral, (ii) secure all of the Obligations, and (iii) represent valid, first and best Liens on all of the Loan Collateral except to the extent, if any, of the Permitted Liens.

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9.          One Agreement; References; Fax Signature. The Financing Agreement, as amended by this Amendment, will be construed as one agreement. All references in any of the Loan Documents to the Financing Agreement will be deemed to be references to the Financing Agreement as amended by this Amendment. This Amendment may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution thereof, and if so signed, (i) may be relied on by each party as if the documents were a manually signed original and (ii) will be binding on each party for all purposes.

10.         Captions. The headings to the Sections of this Amendment have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

11.         Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

12.         Entire Agreement. This Amendment, together with the other Loan Documents, sets forth the entire agreement of the parties with respect to the subject matter of this Amendment and supersedes all previous understandings, written or oral, in respect of this Amendment.

13.         Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Ohio (without regard to Ohio conflicts of law principles).

14.         Reaffirmation of Cross-Guaranty. Each Borrower hereby: (i) ratifies and reaffirms the Cross-Guaranty and (ii) acknowledges and agrees that no Borrower is released from its obligations under the Cross-Guaranty by reason of this Amendment or the other Loan Documents and that the obligations of each Borrower under the Cross-Guaranty extend, among other Obligations of Borrowers to Lender, to the Obligations of Borrowers under this Amendment and other Loan Documents.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Amendment has been duly executed by Borrowers as of the Effective Date.

ENVIRONMENTAL QUALITY MANAGEMENT, INC.

By:	/s/ Robert R. Galvin
Robert R. Galvin, Chief Financial Officer

EQ ENGINEERS, LLC

By:	/s/ Jack S. Greber
Jack S. Greber, Manager

Accepted at Cincinnati, Ohio

as of the Effective Date.

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Aaron R. Sceva
Aaron R. Sceva, Banking Officer

REAFFIRMATION OF GUARANTY AND SECURITY

The undersigned (“Parent”) hereby: (i) consents to the execution and delivery of the foregoing Ninth Amendment to Financing Agreement (the “Ninth Amendment”) made by Environmental Quality Management, Inc., an Ohio corporation (“EQMI”), and EQ Engineers, LLC, an Indiana limited liability company, to U.S. Bank National Association, a national banking association (“Lender”); (ii) ratifies and reaffirms the Parent Guaranty, the Parent Pledge Agreement, and the other Loan Documents to which Parent is a party (collectively, the “Parent Loan Documents”); and (iii) acknowledges and agrees that Parent is not released from its obligations under the Parent Loan Documents by reason of the Ninth Amendment or the documents, instruments or agreements executed in connection therewith and that the Guaranteed Obligations (as defined in the Parent Guaranty, the “Guaranteed Obligations”) extend, among other Obligations of Borrowers to Lender, to the Obligations of Borrowers under the Ninth Amendment and the documents, instruments or agreements executed in connection therewith. Without limiting any of the foregoing, Parent further acknowledges receipt of a copy of the Ninth Amendment.

Parent further ratifies and reaffirms any and all grants of Liens to Lender on the Loan Collateral as security for the Guaranteed Obligations, and Parent acknowledges and confirms that the grants of the Liens to Lender on the Loan Collateral: (i) represent continuing Liens on all of the Loan Collateral, (ii) secure all of the Guaranteed Obligations, and (iii) represent valid, first and best Liens on all of the Loan Collateral except to the extent of any Permitted Liens.

Parent hereby releases Lender from any and all liabilities, damages and claims arising from or in any way related to the Guaranteed Obligations, the Parent Loan Documents, or the other Loan Documents, other than such liabilities, damages and claims which arise after the Effective Date. The foregoing release does not release or discharge, or operate to waive performance by, Lender of its express agreements and obligations stated in the Loan Documents on and after the Effective Date.

This Reaffirmation of Guaranty and Security (this “Reaffirmation”) shall not be construed, by implication or otherwise, as imposing any requirement that Lender notify or seek the consent of Parent relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Parent Loan Documents, it being expressly acknowledged and reaffirmed that Parent has under the Parent Loan Documents consented, among other things, to modifications, extensions and other actions with respect thereto without any notice thereof or further consent thereto.

All capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings ascribed thereto in the Ninth Amendment or the Financing Agreement, as applicable. This Reaffirmation may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof, and, if so signed: (i) may be relied on by Lender as if the document were a manually signed original and (ii) will be binding on Parent for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation to be effective as of the Effective Date.

EQM TECHNOLOGIES & ENERGY, INC.,
formerly known as Beacon Energy Holdings, Inc.

By:	/s/ Robert R. Galvin.
Robert R. Galvin, Chief Financial Officer

SIGNATURE PAGE TO

REAFFIRMATION OF GUARANTY AND SECURITY

NINTH AMENDMENT TO FINANCING AGREEMENT

(Environmental Quality Management, Inc., et al.)

REAFFIRMATION OF SUBORDINATION

The undersigned (“Subordinated Creditor”) hereby: (i) consents to the execution and delivery of the foregoing Ninth Amendment to Financing Agreement (the “Ninth Amendment”) made by Environmental Quality Management, Inc., an Ohio corporation (“EQMI”), and EQ Engineers, LLC, an Indiana limited liability company, to U.S. Bank National Association, a national banking association (“Lender”); (ii) ratifies and reaffirms its letter agreement regarding the Subordination of Agreement and Plan of Merger dated October 31, 2006, made by Subordinated Creditor to Lender (the “Subordination Agreement”); and (iii) acknowledges and agrees that Subordinated Creditor is not released from its obligations under the Subordination Agreement by reason of the Ninth Amendment or the documents, instruments or agreements executed in connection therewith and that the obligations of Subordinated Creditor under the Subordination Agreement extend, among other Obligations of EQMI to Lender and subject to the terms of the Subordination Agreement, to the Obligations of EQMI under the Ninth Amendment and the documents, instruments or agreements executed in connection therewith. Without limiting any of the foregoing, Subordinated Creditor further acknowledges receipt of a copy of the Ninth Amendment.

This Reaffirmation of Subordination (this “Reaffirmation”) shall not be construed, by implication or otherwise, as imposing any requirement that Lender notify or seek the consent of Subordinated Creditor relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Subordination Agreement.

All capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings ascribed thereto in the Ninth Amendment. This Reaffirmation may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof, and, if so signed: (i) may be relied on by Lender as if the document were a manually signed original and (ii) will be binding on Subordinated Creditor for all purposes.

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation to be effective as of the Effective Date.

ARGENTUM CAPITAL PARTNERS II, L.P.,

By: Argentum Partners II, LLC, its General Partner

By: Argentum Investments, LLC, its Managing Member

By:	/s/ Walter H. Barandiaran
Walter H. Barandiaran, Managing Member

REAFFIRMATION OF SUBORDINATION

(Beacon Subordinated Noteholders)

The undersigned, on its behalf and as agent for the Subordinated Lenders (as defined in the Subordination Agreement defined below, the “Subordinated Lenders”) (the undersigned, in such capacities, being the “Subordinated Lender Agent”), hereby: (i) consents to the execution and delivery of the foregoing Ninth Amendment to Financing Agreement (the “Ninth Amendment”) made by Environmental Quality Management, Inc., an Ohio corporation (“EQMI”), and EQ Engineers, LLC, an Indiana limited liability company, to U.S. Bank National Association, a national banking association (“Lender”) and the transactions contemplated thereby; (ii) ratifies and reaffirms the Subordination Agreement dated February 4, 2011, made by Subordinated Lender Agent and the Subordinated Lenders in favor of Lender (the “Subordination Agreement”); and (iii) acknowledges and agrees that none of Subordinated Lender Agent or the Subordinated Lenders is released from his, her or its obligations under the Subordination Agreement by reason of the Ninth Amendment or the documents, instruments or agreements executed in connection therewith. Without limiting any of the foregoing, Subordinated Lender Agent, on behalf of itself and the Subordinated Lenders, further acknowledges receipt of a copy of the Ninth Amendment.

This Reaffirmation of Subordination (this “Reaffirmation”) shall not be construed, by implication or otherwise, as imposing any requirement that Lender notify or seek the consent of Subordinated Lender Agent or the Subordinated Lenders relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Subordination Agreement, it being expressly acknowledged and reaffirmed that Subordinated Lender Agent and the Subordinated Lenders have under the Subordination Agreement consented, among other things, to modifications, extensions and other actions with respect thereto without any notice thereof or further consent thereto.

All capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings ascribed thereto in the Ninth Amendment. This Reaffirmation may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof, and, if so signed: (i) may be relied on by Lender as if the document were a manually signed original and (ii) will be binding on Subordinated Lender Agent and the Subordinated Lenders for all purposes.

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation to be effective as of the Effective Date.

ARGENTUM CAPITAL PARTNERS II, L.P., as Subordinated Lender Agent, on behalf of itself and the Subordinated Lenders

By: Argentum Partners II, LLC, its General Partner

By: Argentum Investments, LLC, its Managing Member

By:	/s/ Walter H. Barandiaran.
Walter H. Barandiaran, Managing Member

REAFFIRMATION OF SUBORDINATION

(Additional Beacon Subordinated Noteholders)

The undersigned, on its behalf and as agent for the Subordinated Lenders (as defined in the Subordination Agreement defined below, the “Subordinated Lenders”) (the undersigned, in such capacities, being the “Subordinated Lender Agent”), hereby: (i) consents to the execution and delivery of the foregoing Ninth Amendment to Financing Agreement (the “Ninth Amendment”) made by Environmental Quality Management, Inc., an Ohio corporation (“EQMI”), and EQ Engineers, LLC, an Indiana limited liability company, to U.S. Bank National Association, a national banking association (“Lender”) and the transactions contemplated thereby; (ii) ratifies and reaffirms the Subordination Agreement dated March 15, 2011, made by Subordinated Lender Agent and the Subordinated Lenders in favor of Lender (the “Subordination Agreement”); and (iii) acknowledges and agrees that none of Subordinated Lender Agent or the Subordinated Lenders is released from his, her or its obligations under the Subordination Agreement by reason of the Ninth Amendment or the documents, instruments or agreements executed in connection therewith. Without limiting any of the foregoing, Subordinated Lender Agent, on behalf of itself and the Subordinated Lenders, further acknowledges receipt of a copy of the Ninth Amendment.

This Reaffirmation of Subordination (this “Reaffirmation”) shall not be construed, by implication or otherwise, as imposing any requirement that Lender notify or seek the consent of Subordinated Lender Agent or the Subordinated Lenders relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Subordination Agreement, it being expressly acknowledged and reaffirmed that Subordinated Lender Agent and the Subordinated Lenders have under the Subordination Agreement consented, among other things, to modifications, extensions and other actions with respect thereto without any notice thereof or further consent thereto.

All capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings ascribed thereto in the Ninth Amendment. This Reaffirmation may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof, and, if so signed: (i) may be relied on by Lender as if the document were a manually signed original and (ii) will be binding on Subordinated Lender Agent and the Subordinated Lenders for all purposes.

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation to be effective as of the Effective Date.

ARGENTUM CAPITAL PARTNERS II, L.P., as Subordinated Lender Agent, on behalf of itself and the Subordinated Lenders

By: Argentum Partners II, LLC, its General Partner

By: Argentum Investments, LLC, its Managing Member

By:	/s/ Walter H. Barandiaran.
Walter H. Barandiaran, Managing Member

EXHIBIT C

(Borrowing Base Certificate)

See attached.

BORROWING BASE CERTIFICATE

To:	U.S. Bank National Association	Certificate No.
From:	Environmental Quality Management, Inc. ("Borrower")	Certificate Date:
Month End		Activity From:
To:

		EQ Combined Borrowing		Borrower-EQM		Borrower-EQE
		A/R	UNBILLED REVENUE	A/R	UNBILLED REVENUE	A/R	UNBILLED REVENUE
1	Balance from Previous Certificate #59	$-	$-	$-	$-		$-
2	Add: Gross Invoices since last Certificate	-	$-		-		-
3	Less: Credit Memos since last certificate	-	$-			-
4	Total Cash Collections since last Certificate	-	$-
5	- Non A/R Collections sicne last certificate	-	$-			-
6	- UnBilled converted to Accounts Receivable		$-		-		-
7	+ Discounts & Allow. Since last Certificate	-	$-	-
8	= Total Gross Payments Posted to A/R (4-5+6)	-	$-	-		-
9	+ Misc. Debit Adjustments	-	$-
10	- Misc. Credit Adjustments	-	$-	-		-
11	A/R BALANCE THIS CERTICATE (1+2-3-7+8+9)	$-		$-		$-
12	Unbilled Revenue since late Certificate		$-		$-		$-
13	Billings in excess of Unbilled Revenue since last Certificate		-		-		-
14	Less Ineligibles as of this Certificate	-	-	-	-	-	-
15	Eligible Receivables (A/R) & Eligible Unbilled Revenue	-	-	-	-	-	-
16	Approved Rate of Advance	0.80	0.60	0.80	0.60	0.80	0.60
17	Availability (13 x 14)	-	-		-	-	-
18	Loan Sublimit	12,000,000.00	4,000,000.00	N/A	N/A	N/A	N/A
19	Lesser of Availability or Sublimit (15 or 16)	-	-		-	-	-
20	Combined Availability (A/R, Joint Venture A/R & Unbilled Rev.)					-
21	Facility Cap for Revolving Portion of Loan Only	12,000,000.00		N/A		N/A
22	Lesser of the Facility Cap or Total Availability (18 or 19)					-
23	Less: Letters of Credit	2,000,000.00		2,000,000.00		-
24	Less: Loan Reserve	1,000,000.00		-		-
25	NET AVAILABILITY (20-21-22)	(3,000,000.00)		#VALUE!		-
26	Loan Balance from Certificate #59
27	Total Cash Collections
28	+ Total Loan Advances
29	+ Loan Fees Charged
30	+/- Other Adjustments
31	= LOAN BALANCE THIS CERTIFICATE	-
32	EXCESS (DEFICIT) AVAILABILITY (23-29)	(3,000,000.00)

The undersigned certifies that the foregoing report is true, correct and complete and in accordance with the terms of the Financing Agreement between Borrower and Bank and that no Event of Default has occurred or is continuing under the Financing Agreement

By:

Title:  Corporate Controller

Ineligibles

To: U.S. Bank National Association

Client Name: Environmental Quality Management, Inc.

Ineligible Collateral as of

	EQ Combined	EQ Combined	EQM	EQM	EQE	EQE
Category	A/R	Unbilled Revenue	A/R	Unbilled Revenue	A/R	Unbilled Revenue
Over 90 days past invoice date	$-	$-
Credits over 90 days	-
Unbilled Over 45 days		-
25%cross-age	-
Contras *	-
Affiliate (other than Permitted Joint Venture) receivables *	-
Inter-company receivables *	-	$-
Officer/employee *	-
Government A/R not in compliance with Subsection (ii) (e) of the definition of "Eligible Receivables" under the Financing Agreement *	-
-
Joint Venture A/R above $1,250M	-
Debtors in bankruptcy *	-
Finance charges *	-
Foreign A/R without acceptable letter of credit *	-
Progress Billings	-
Retentions/Holdbacks	-	$-
Liquidating Damages	-
Bonded non United States Debtor A/R	-
Other Adjustments +/- (indirect cost rates)	-	$-
COD/ Cash Sales	-
Portion of accounts (other than Unites State Debtor) exceeding 20% of total eligible A/R	-
EQE Held		$-
Other: Madison County WIP		$-
Other: Reserve-Iraq FOB Hope	-	$-
Commercial Receivables in Excess of 35% of Aggregate Eligible A/R	-
Total Ineligible A/R or Unbilled Revenue	$-	$-	$-	$-	$-	$-

*  Net of amounts already included in past-due or cross-age categories.

The undersigned certifies that the foregoing report is true, correct and complete and in accordance with the terms of the Financing Agreement between Borrower and Bank and that no Event of Default has occurred or is continuing under the Financing Agreement

By:

Title: Corporate Controller

BORROWING BASE CERTIFICATE

To:	U.S. Bank National Association	Certificate No.
From:	Environmental Quality Management, Inc. ("Borrower")	Certificate Date:
Month End		Activity From:
To:		To:

		EQ Combined Borrowing		Borrower-EQM		Borrower-EQE
		A/R	UNBILLED REVENUE	A/R	UNBILLED REVENUE	A/R	UNBILLED REVENUE
1	Balance from Previous Certificate #59	$-	$-	$-	$-		$-
2	Add: Gross Invoices since last Certificate	-	$-		-		-
3	Less: Credit Memos since last certificate	-	$-			-
4	Total Cash Collections since last Certificate	-	$-
5	- Non A/R Collections sicne last certificate	-	$-			-
6	- UnBilled converted to Accounts Receivable		$-		-		-
7	+ Discounts & Allow. Since last Certificate	-	$-	-
8	= Total Gross Payments Posted to A/R (4-5+6)	-	$-	-		-
9	+ Misc. Debit Adjustments	-	$-
10	- Misc. Credit Adjustments	-	$-	-		-
11	A/R BALANCE THIS CERTICATE (1+2-3-7+8+9)	$-		$-		$-
12	Unbilled Revenue since late Certificate		$-		$-		$-
13	Billings in excess of Unbilled Revenue since last Certificate		-		-		-
14	Less Ineligibles as of this Certificate	-	-	-	-	-	-
15	Eligible Receivables (A/R) & Eligible Unbilled Revenue	-	-	-	-	-	-
16	Approved Rate of Advance	0.80	0.60	0.80	0.60	0.80	0.60
17	Availability (13 x 14)	-	-		-	-	-
18	Loan Sublimit	12,000,000.00	4,000,000.00	N/A	N/A	N/A	N/A
19	Lesser of Availability or Sublimit (15 or 16)	-	-		-	-	-
20	Combined Availability (A/R, Joint Venture A/R & Unbilled Rev.)					-
21	Facility Cap for Revolving Portion of Loan Only	12,000,000.00		N/A		N/A
22	Lesser of the Facility Cap or Total Availability (18 or 19)					-
23	Less: Letters of Credit	2,000,000.00		2,000,000.00		-
24	Less: Loan Reserve	1,000,000.00		-		-
25	NET AVAILABILITY (20-21-22)	(3,000,000.00)		#VALUE!		-
26	Loan Balance from Certificate #59
27	Total Cash Collections
28	+ Total Loan Advances
29	+ Loan Fees Charged
30	+/- Other Adjustments
31	= LOAN BALANCE THIS CERTIFICATE	-
32	EXCESS (DEFICIT) AVAILABILITY (23-29)	(3,000,000.00)

The undersigned certifies that the foregoing report is true, correct and complete and in accordance with the terms of the Financing Agreement between Borrower and Bank and that no Event of Default has occurred or is continuing under the Financing Agreement

By:

Title:  Corporate Controller

Ineligibles

To: U.S. Bank National Association

Client Name: Environmental Quality Management, Inc.

Ineligible Collateral as of

	EQ Combined	EQ Combined	EQM	EQM	EQE	EQE
Category	A/R	Unbilled Revenue	A/R	Unbilled Revenue	A/R	Unbilled Revenue
Over 90 days past invoice date	$-	$-
Credits over 90 days	-
Unbilled Over 45 days		-
25%cross-age	-
Contras *	-
Affiliate (other than Permitted Joint Venture) receivables *	-
Inter-company receivables *	-	$-
Officer/employee *	-
Government A/R not in compliance with Subsection (ii) (e) of the definition of "Eligible Receivables" under the Financing Agreement *	-
-
Joint Venture A/R above $1,250M	-
Debtors in bankruptcy *	-
Finance charges *	-
Foreign A/R without acceptable letter of credit *	-
Progress Billings	-
Retentions/Holdbacks	-	$-
Liquidating Damages	-
Bonded non United States Debtor A/R	-
Other Adjustments +/- (indirect cost rates)	-	$-
COD/ Cash Sales	-
Portion of accounts (other than Unites State Debtor) exceeding 20% of total eligible A/R	-
EQE Held		$-
Other: Madison County WIP		$-
Other: Reserve-Iraq FOB Hope	-	$-
Commercial Receivables in Excess of 35% of Aggregate Eligible A/R	-
Total Ineligible A/R or Unbilled Revenue	$-	$-	$-	$-	$-	$-

* Net of amounts already included in past-due or cross-age categories.

The undersigned certifies that the foregoing report is true, correct and complete and in accordance with the terms of the Financing Agreement between Borrower and Bank and that no Event of Default has occurred or is continuing under the Financing Agreement

By:

Title:  Corporate Controller

SCHEDULE 9.18

(Capitalization; Warrants; Stock Restriction Agreements)

Capitalization and Warrants - See attached.

Existing Stock Restriction Agreements:

1.            Shareholders Agreement dated as of October 31, 2006, as amended by the Amendment to Shareholders Agreement dated as of April 23, 2008.

2.            Stock Restriction Agreements dated in 1991 and 1995, substantially in the form of that certain Stock Restriction Agreement dated as of April 10, 1995, between EQMI and John Miller.

CAPITALIZATION TABLE

As of December 30, 2011

	Voting			Convertible Debt (a)
	Common	Series A Preferred	Options &	Old Beacon Notes	Spring 2011 Notes	Autumn 2011 Notes	Total Fully Diluted CSEs
	Stock	$0.3500	Warrants	$1.3899	$0.4000	$0.4000	# of CSEs	% of Total
Officers, Directors & >2% Holders (f.d. basis)
Jack S. Greber	2,259,249	-	735,000	143,896	937,500	942,360	5,018,005	8.9%
James E. Wendle	361,000	-	1,140,000	-	250,000	152,333	1,903,333	3.4%
Robert R. Galvin (incl. R.F. Galvin)	451,250	-	1,050,000	-	375,000	253,890	2,130,140	3.8%
Joseph P. Hoffman	-	-	250,000	-	375,000	253,890	878,890	1.6%
Micah Goldberg	-	-	50,000	-	-	126,945	176,945	0.3%
James Zody	-	-	-	-	37,500	-	37,500	0.1%
Carlos Aguero, Director	706,251	-	50,000	107,922	125,000	-	989,173	1.8%
Walter Barandiaran, Director	103,269	-	-	107,922	250,000	253,890	715,081	1.3%
Jon Colin, Director	50,000	-	125,000	-	250,000	-	425,000	0.8%
Paul Garrett, Director	50,000	-	150,000	-	-	-	200,000	0.4%
Argentum Capital Partners I & II	13,244,269	8,571,429	-	287,791	1,625,000	2,538,890	26,267,379	46.8	%(b)
Metalico	2,274,735	-	-	-	-	-	2,274,735	4.1%
Mathers Associates	223,278	-	-	143,896	875,000	-	1,242,174	2.2%

Others	9,493,228	-	1,450,000	395,714	2,400,000	125,000	13,863,942	24.7%

TOTAL	29,216,529	8,571,429	5,000,000	1,187,141	7,500,000	4,647,198	56,122,297	100.0%

(a) Excludes common stock equivalents underlying any accrued but unpaid interest that is also convertible into common stock

(b) As Convertible Debt, Options, and Warrants are not voting on an as-converted basis, Argentum's pro forma voting percentage is approximately 57.7%